Earning Per Share - Computation of Basic EPS and Diluted EPS (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014		Dec. 31, 2013		Dec. 31, 2012
Basic:
Net income attributable to CNH Industrial	$ 710		$ 677		$ 757
Weighted average common shares outstanding—basic	1,354		1,255		1,223
Basic earnings per share	$ 0.52		$ 0.54		$ 0.62
Diluted:
Net income attributable to CNH Industrial	$ 710		$ 677		$ 757
Weighted average common shares outstanding—basic	1,354		1,255		1,223
Effect of dilutive securities (when dilutive):
Stock Compensation Plans	6	[1]	2	[1]
Weighted average common shares outstanding—diluted	1,360		1,257		1,223
Diluted earnings per share	$ 0.52		$ 0.54		$ 0.62

[1]	Approximately 1.5 million shares of RSUs for the twelve months ended December 31, 2014 were outstanding but not included in the calculation of diluted earnings per share as the impact of these shares would have been anti-dilutive.